Ordinary shares	12 Months Ended
Mar. 31, 2020
Disclosure Of Ordinary Shares [Abstract]
Ordinary shares

14. Ordinary shares

As of March 31, 2019, the number of authorized ordinary shares was 1,000,000,000, with a par value of US$0.000000001 per share, of which, 363,572,659 shares were issued and outstanding.

On April 3, 2019, the Company adopted a dual-class ordinary share structure, pursuant to which, all the authorized ordinary shares were reclassified and re-designated into Class A ordinary shares and Class B ordinary shares. The rights of the holders of Class A and Class B ordinary shares are identical, except with respect to voting and conversion rights. Each share of Class A ordinary shares is entitled to one vote per share and shall not be converted into Class B ordinary shares under any circumstances. Each share of Class B ordinary shares is entitled to ten votes per share and is convertible into one Class A ordinary share at any time by the holder thereof.